LIBERTY NEWPORT JAPAN OPPORTUNITIES PROSPECTUS, APRIL 6, 2000


CLASS J AND N SHARES

Advised by Newport Fund Management, Inc.

Class J and N shares are available for purchase only by residents or citizens of Japan.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a Any representation to the contrary is is a criminal offense.


TABLE OF CONTENTS
THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goal ........................................................       2

Primary Investment Strategies ..........................................       2

Primary Investment Risks ...............................................       2

Performance History ....................................................       3

Your Expenses ..........................................................       4


YOUR ACCOUNT                                                                   5
--------------------------------------------------------------------------------

How to Buy Shares ......................................................       5

Sales Charges ..........................................................       5

How to Sell Shares .....................................................       7

Distribution and Service Fees ..........................................       7

Other Information About Your Account ...................................       8


MANAGING THE FUND                                                             11
--------------------------------------------------------------------------------

Investment Advisor .....................................................      11

Portfolio Manager ......................................................      11


FINANCIAL HIGHLIGHTS                                                          12
--------------------------------------------------------------------------------

 -----------------------------
| Not FDIC  | May Lose Value  |
|            -----------------
| Insured   |No Bank Guarantee|
 -----------------------------

                                    THE FUND

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially all of its assets in stocks of companies whose principle activities are in Japan. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund invests in stocks of well-established companies with histories of consistent earnings growth in industries with attractive or improving prospects.

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goal. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUND

Because the Fund's investments are concentrated in Japan, the value of the Fund's shares is susceptible to country concentration risks. The political, economic and market conditions within Japan and movements in the currency exchange rates between Japan and the U.S. may cause the value of the Fund's shares to fluctuate more widely than the value of the shares of a fund that invests in companies located in a number of different countries. The Fund's concentration in Japan may also result in greater losses to the Fund than if the Fund were more geographically diversified.

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURN shows the Fund's Class A share performance for each complete calendar year since it commenced operations. It includes the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

AVERAGE ANNUAL TOTAL RETURN is a measure of the Fund's performance over the past one-year and the life of the Fund periods. It includes the effects of Fund expenses. The table shows each class's returns with sales charges.

The Fund's return is compared to the Morgan Stanley Capital International Japan Index (MSCI Index), an unmanaged index that tracks the performance of Japanese stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Japanese Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)

1999...............152.09%
1998............... 16.96%
1997............... -2.98%


The Fund's year-to-date total return through March 31, 2000 was -10.20%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.76%
Worst quarter: 4th quarter 1997, -11.96%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                               INCEPTION                   LIFE OF THE
                                                  DATE          1 YEAR        FUND
              Class A (1)(%)                      6/3/96         137.60         29.34
              MSCI Index (%)                         N/A          61.53       2.38(2)
              Lipper Average (%)                     N/A         120.45      14.45(2)

(1) Because the Class J and Class N shares have not completed a full calendar year the calendar year total returns and the average annual total returns are for Class A shares, the oldest existing fund class, which are not available in this prospectus. The Class J and Class N shares would have had similar returns for such periods because those shares are invested in the same portfolio of securities. They differ only to the extent that they do not have the same expenses or sales charges.

(2) Performance information is from May 31, 1996.

THE FUND

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

REDEMPTION FEE is imposed on redemptions and exchanges of Fund shares purchased and held for five business days or less. The redemption fee is paid to the Fund to help offset additional transaction costs created by short-term "market timers."

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-   $10,000 initial investment

-   5% total return for each year

-   Fund operating expenses remain the same

-   Assumes reinvestment of all dividends and distributions

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


  SHAREHOLDER FEES (3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS J     CLASS N
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                3.00        0.00

Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)          0.00        3.00

Redemption fee(4)(5) (%) (as a percentage of
amount redeemed, if applicable)                        2.00        2.00


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                     CLASS J     CLASS N
Management and administration fees (6) (%)                1.20        1.20

Distribution and service (12b-1) fees (%)                 0.50        1.00

Agency fee (7) (%)                                        0.10        0.10

Other expenses (6) (%)                                    1.01        1.01

Total annual fund operating expenses (6) (%)              2.81        3.31


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

 CLASS                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Class J                                    $576      $1,145      $1,739      $3,344

 Class N: did not sell your
          shares                            $334      $1,018      $1,726      $3,604

          sold all your shares at
          the end of the period             $634      $1,218      $1,726      $3,604

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.

(5) A 2.00% contingent redemption fee is imposed on redemptions and exchanges of Fund shares purchased and held for five business days or less.

(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75%. As a result, the actual management and administration fees for each share class would be 0.74%, other expenses for each share class would be 1.01% and total annual fund operating expenses for Class J and N shares would be 2.35% and 2.85%, respectively. This arrangement may be terminated by the advisor or administrator at any time.

(7) The Fund pays an annual fee of 0.10% to an agent in Japan to compensate the agent for, among other things, making certain filings and reports in Japan.

                                  YOUR ACCOUNT

INVESTMENT MINIMUMS(7)

J Shares
Initial Investment            1 shares
Subsequent Investments        1 share

N Shares
Initial Investment           10 shares
Subsequent Investments        1 share

CHOOSING A SHARE CLASS

The Fund offers two classes of shares in this prospectus -- CLASS J and N. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers Class A, B, C and Z shares which are made available through separate prospectuses. These classes are not available for purchase in Japan.


HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. Class J and Class N shares of the Fund are denominated in Yen.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS J SHARES Your purchases of Class J shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class J shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


  CLASS J SALES CHARGES

                                                                            % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than 10,000 shares                            3.00          3.09           3.00
10,000 to less than 50,000 shares                  2.00          2.04           2.00
50,000 shares or more                              1.00          1.01           1.00

(7) The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

YOUR ACCOUNT

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class N shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest unless instructed otherwise. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

CLASS N SHARES Your purchases of Class N shares are at the Fund's NAV. Class N shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class N shares automatically convert to Class J shares after five years. The distributor pays the financial advisor firm an up-front commission of 3.00% on sales of Class N shares.

CLASS N SALES CHARGES

                                                               % DEDUCTED WHEN
      HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
      Through first year                                             3.00
      Through second year                                            2.00
      Through third year                                             2.00
      Through fourth year                                            1.00
      Through fifth year                                             0.00

CONTINGENT REDEMPTION FEE The Fund can experience substantial price fluctuation and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. The Fund will assess a contingent redemption fee in the amount of 2.00% on redemptions of Fund shares purchased and held for five business days or less.

The contingent redemption fee will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" method to determine the five business day holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is five business days or less, the contingent redemption fee will be assessed.

The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends. The fee may not apply to omnibus accounts and wrap fee programs.

YOUR ACCOUNT

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open. To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.


DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class J and N shares and the services provided to you by your financial advisor. The annual distribution fee and service fee may equal up to 0.25% and 0.25%, respectively, for Class J shares and 0.75% and 0.25%, respectively, for Class N shares and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.(8)

(8) Class N shares automatically convert to Class J shares after five years, eliminating a portion of the distribution fee upon conversion.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value (NAV). The NAV is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its NAV for each share class by dividing each class's total net assets by the number of that class's shares outstanding. In determining the NAV, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's NAV on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for some share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class J and N shares.

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


  TYPES OF DISTRIBUTIONS

 Dividend Represents interest and dividends earned from securities held by the Fund.

 Capital gains        Represents long-term capital gains on sales of securities
                      held for more than 12 months and short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account.(9) To change your distribution option call 1-800-345-6611.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund


Receive dividends in cash (see options below) and reinvest capital gains(10)

Receive all distributions in cash (with one of the following options) (10):

-   send the check to your address of record

-   send the check to a third party address

-   transfer the money to your bank via electronic funds transfer


TAX CONSEQUENCES FOR U.S. INVESTORS Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. Shareholders who are not subject to U.S. federal income tax generally will not have to pay tax on distributions of long-term capital gains. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

(9) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

(10) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling shares of the Fund. Such transactions may be subject to federal, state and local income tax. Shareholders who are not subject to U.S. federal income tax generally will not have to pay tax on gains realized upon a disposition of Fund shares.

TAX CONSEQUENCES FOR NON-U.S. INVESTORS Non U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of Fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the Fund that is "effectively connected" with a U.S. trade or business carried on by such investor.

The Fund is generally required to withhold 31% of any redemption proceeds and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to withholding. Special withholding rules may apply to non-U.S. shareholders. In order to avoid back-up withholding, a non-U.S. investor must provide documentation that proves such investor is not a U.S. person who would be subject to those rules. Additional certifications are necessary if a non-U.S. investor wishes to obtain reduced withholding rates under a treaty.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

MANAGING THE FUND

INVESTMENT ADVISOR

Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of March 31, 2000, Newport managed over $1.4 billion in assets.

For the 1999 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.59% of average daily net assets of the Fund.


PORTFOLIO MANAGER

DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is the manager for the Fund and has managed the Fund since it commenced operations in June, 1996. Mr. Smith has managed various other funds or accounts on behalf of Newport Pacific since October, 1994.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750. As of the date of this prospectus, Class J and Class N shares had no financial history. Therefore, the financial highlights are for Class A, B and C shares which are not available in this prospectus. These classes are not available for purchase in Japan.

THE FUND

                                                                              Year ended August 31,
                                                          1999                        1998                         1997

                                               Class A  Class B   Class C   Class A Class B  Class C   Class A  Class B   Class C(c)
  Net asset value-- Beginning of period  ($)     8.660    8.520     8.510    10.050   9.950    9.940     9.710    9.690     9.690

  INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss (a)(b)                    (0.128)  (0.219)   (0.221)  (0.103)  (0.172)  (0.172)   (0.094)  (0.170)   (0.170)

  Net realized and unrealized gain (loss)       10.008    9.809     9.811   (1.265)  (1.236)  (1.236)    0.434    0.430     0.420

  Total from Investment Operations               9.880    9.590     9.590   (1.368)  (1.408)  (1.408)    0.340    0.260     0.250

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net realized gains                         ---      ---       ---    (0.022)  (0.022)  (0.022)     ---      ---       ---

  Net asset value-- End of period ($)           18.540    18.110   18.100    8.660    8.520    8.510    10.050    9.950     9.940

  Total return (%) (d)(e)                       114.09    112.56   112.69   (13.62)  (14.16)  (14.18)    3.50      2.68      2.58


  RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (f)                                   2.00      2.75     2.75      2.00     2.75     2.75     2.00      2.75      2.75

  Net investment loss (f)                       (1.03)    (1.78)   (1.78)    (1.12)   (1.87)   (1.87)   (0.93)    (1.68)    (1.68)

  Fees and expenses waived or borne by
  the Advisor/Administrator (f)                  0.46      0.46     0.46      0.72     0.72     0.72     1.79      1.79      1.79

  Portfolio turnover (%)                          27        27       27        24       24       24       20        20        20

  Net assets at end of period (000) ($)        17,091     21,333    8,167    2,887    6,028    1,862     4,073    6,275     3,001

  (a) Net of fees and expenses waived or
      borne by the Advisor/Administrator
  which amounted to ($):                         0.057    0.057     0.057    0.066    0.066    0.066     0.180    0.180     0.180


(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 1997, Class D shares were redesignated Class C shares

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total (e) return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Financial Highlights

The Fund

                                                                     Period ended August 31,
                                                                            1996 (c)
                                                            Class A         Class B         Class C
  Net asset value-- Beginning of period  ($)                 10.000          10.000          10.000

  INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss (a)(b)                                 (0.016)         (0.034)         (0.034)

  Net realized and unrealized gain (loss)                    (0.274)         (0.276)         (0.276)

  Total from Investment Operations                           (0.290)         (0.310)         (0.310)

  Net asset value-- End of period ($)                         9.710           9.690           9.690

  Total return (%) (d)(e)(f)                                  (2.90)         (3.10)          (3.10)


  RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (g)(h)                                              2.00           2.75            2.75

   Net investment loss (g)(h)                                  (0.66)         (1.41)          (1.41)

  Fees and expenses waived or borne by
  the Advisor/Administrator (g)(h)                             9.13           9.13            9.13

  Portfolio turnover (%)                                       ---             ---             ---

  Net assets at end of period (000) ($)                       1,066           1,197            472

  (a) Net of fees and expenses waived or
  borne by the Advisor/Administrator
  which amounted to ($):                                      0.230           0.230           0.230

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on June 3, 1996.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.

                                     NOTES


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
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                                                                              15

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust II: 811-3009

- Liberty-Newport Japan Opportunities Fund (formerly Newport Japan Opportunities Fund)


[LIBERTY FUNDS letterhead]